Exhibit 99.1

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB Financial Group, Inc. Announces Third-Quarter and Nine-Month 2014 Results

6.5% year-over-year loan growth and 22% linked-quarter earnings growth

DEFIANCE, Ohio, October 22, 2014 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management and item processing services, today reported earnings for the third quarter and nine months ended September 30, 2014.

Highlights include:

•	Net income of $1.5 million for the third quarter represented a 22 percent increase over the linked quarter and a 13 percent increase over the year-ago quarter
•	Quarterly results included a $0.43 million prepayment penalty for the early redemption of fixed rate trust preferred securities which impacted net income by $0.06 per diluted share
•	Loan growth is up $30.7 million, or 6.5 percent, from the prior year
•	The ratio of nonperforming assets to total assets continued to decline to 0.81 percent
•	Operating expenses, excluding prepayment penalty, were flat compared with year-ago and linked quarters

Highlights*	Three Months Ended		Nine Months Ended
(in $000’s except ratios and per share data)	Sep. 2014	Sep. 2013	Sep. 2014	Sep. 2013
Net interest income (FTE)	$5,446	$5,274	$15,717	$16,114
Noninterest income	3,809	3,710	9,663	11,097
Noninterest expense	6,888	6,562	19,593	20,312
Net income	1,513	1,344	3,738	3,981
Earnings per diluted share	0.31	0.28	0.76	0.82
Net interest margin (FTE)	3.64%	3.72%	3.54%	3.81%
Return on assets	0.90%	0.84%	0.75%	0.83%
Return on equity	10.14%	9.82%	8.54%	9.78%

Adjusted for TRUP Prepayment: **
Net interest income (FTE)	$5,540	$5,274	$15,811	$16,114
Noninterest expense	6,547	6,562	19,252	20,312
Net income	1,794	1,344	4,019	3,981
Earnings per diluted share	0.37	0.28	0.82	0.82
Return on assets	1.07%	0.84%	0.81%	0.83%

*Consolidated earnings for SB Financial include the results of the Company’s Banking Group, consisting primarily of The State Bank and Trust Company (“State Bank” or the “Bank”), and the Company’s data services subsidiary, Rurbanc Data Services, Inc. (dba RDSI Banking Systems (RDSI)).

** See Non-GAAP Reconciliation of Income on page 11 for discussion and reconciliation.

“We are quite pleased with our results this quarter,” said Mark Klein, President and Chief Executive Officer of SB Financial. “We continue to drive performance improvement in our company as we implement our strategic initiatives to diversify our revenue streams, achieve operational excellence and expand our market presence. We had strong results across several of our business lines, demonstrated by the $0.37** per share that we earned for the quarter, when we adjust for the one-time impact of the trust preferred securities prepayment.

Additionally, we are excited to take the next step in the development of our greater Columbus region with a new retail/private client presence to complement our existing residential and commercial lending divisions. This new full-service facility in Dublin, Ohio, will enable us to further develop our strategy to expand our number of households and strengthen our presence in existing ones. We look forward to the additional opportunities this greater commitment in a robust market brings to our franchise.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total revenue, consisting of net interest income on a fully tax equivalent (FTE) basis and noninterest income, was up 3.0 percent from the third quarter of 2013, and up 7.1 percent from the linked quarter.

●	Net interest income (FTE) was up 3.3 percent for the third quarter, and up 1.9 percent compared to the linked quarter

●	Net interest margin (FTE) was down 8 basis points for the third quarter, but up 4 basis points from the linked quarter

●	Noninterest income was up $0.1 million, or 0.3 percent, for the third quarter, and up $0.5 million, or 15.6 percent, from the linked quarter

Total revenue, consisting of net interest income on an FTE basis and noninterest income, for the first nine months of 2014 was $25.4 million, compared to $27.2 million for the first nine months of 2013. The nine-month results were impacted by lower mortgage origination volume during the first quarter of 2014 and the reduction in the yield on earning assets.

Mortgage Loan Business

In line with the linked quarter, mortgage loan originations for the third quarter of 2014 were $67.5 million, up $12.3 million, or 22.3 percent, from the year-ago third quarter. For the first nine months of 2014, mortgage loan originations were $167.7 million, down from $209.1 million for the first nine months of 2013.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.7 million for the third quarter of 2014, compared to $1.8 million for the year-ago quarter. The mortgage servicing valuation adjustment for the third-quarter 2014 was a positive $0.06 million, slightly improved from the linked quarter. The mortgage servicing portfolio at September 30, 2014, was $649.7 million, up $52.6 million, or 8.8 percent, from September 30, 2013.

Mr. Klein noted, “Our mortgage volumes during the quarter were strong, with $68 million in originations, driven by a higher number of originators who are helping us gain market share in the regions we serve. We expect this segment to continue to be one of our key business areas.”

** See Non-GAAP Reconciliation of Income on page 11 for discussion and reconciliation.

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Mortgage Banking ($000’s)	Three Months Ended
	Sep. 2014	Jun. 2014	Mar. 2014	Dec. 2013	Sep. 2013
Mortgage originations	$67,502	$66,563	$33,602	$39,679	$55,192
Mortgage sales	60,982	49,091	27,961	33,921	58,101
Mortgage servicing portfolio	649,669	627,215	609,419	605,993	597,030
Mortgage servicing rights	5,720	5,375	5,228	5,180	5,076

Mortgage servicing revenue:
Loan servicing fees	400	387	380	388	367
OMSR amortization	(175)	(147)	(117)	(126)	(164)
Net administrative fees	225	240	263	262	203
OMSR valuation adjustment	62	(83)	(18)	(21)	205
Net loan servicing fees	287	156	245	241	408
Gain on sale of mortgages	1,442	1,211	572	776	1,356
Mortgage banking revenue, net	$1,729	$1,368	$817	$1,017	$1,764

Fee Income and Noninterest Expense

SB Financial’s fee income includes revenue from a diverse group of services, such as wealth management, deposit fees and income from bank-owned life insurance. Wealth management assets under management stood at $326.5 million as of September 30, 2014. For the third quarter of 2014, fee income as a percent of total revenue was 41.6 percent, down slightly from the prior year. For the first nine months of 2014, fee income as a percentage of total revenue was 38.5 percent.

For the third quarter of 2014, noninterest expense (NIE) was up $0.3 million, or 5.0 percent, compared to the third quarter of 2013. However, when adjusted for the $0.33 million in operating expense related to the trust preferred securities prepayment, expenses for the quarter were in line with the prior year. For the first nine months of 2014, operating expenses were down $0.7 million, or 3.6 percent, compared to the first nine months of 2013. When adjusted for the trust preferred securities prepayment, expenses for the first nine months of 2014 were down $1.1 million, or 5.2 percent, compared to the prior-year period.

“In the current interest-rate environment, our fee income continues to be a competitive strength,” Mr. Klein stated. “For the third quarter, our fee income as a percentage of total revenue was 41.6 percent. We were pleased to achieve our 40-percent target level for this metric. Going forward, we will continue to look for ways to diversify our sources of revenue further.”

Fee Income / Noninterest Expense (000’s)
	Sep. 2014	Jun. 2014	Mar. 2014	Dec. 2013	Sep. 2013
Fee Income	$3,809	$3,295	$2,559	$2,949	$3,710
Fee Income / Total Revenue	41.6%	38.6%	34.7%	37.1%	41.8%
Fee Income / Average Assets	2.3%	2.0%	1.6%	1.8%	2.3%

Noninterest Expense	$6,888	$6,627	$6,079	$6,199	$6,562
Efficiency Ratio	74.6%	76.0%	80.6%	76.4%	72.4%
NIE / Average Assets	4.1%	4.0%	3.8%	3.8%	4.1%

Balance Sheet

Total assets as of September 30, 2014, were $664.6 million, up 4.9 percent from a year ago. Total equity as of September 30, 2014, was $60.3 million, up 8.5 percent from a year ago.

Total loans held for investment (HFI) were $505.9 million at September 30, 2014, up $30.7 million, or 6.5 percent, from September 30, 2013. Residential real estate loans accounted for the majority of growth, up $11.2 million, or 11.6 percent. Commercial and commercial real estate loans rose $8.9 million and $3.2 million, respectively.

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The investment portfolio, including Federal Reserve Bank and Federal Home Loan Bank stock, of $84.9 million represented 12.8 percent of assets at September 30, 2014, and was down slightly from a year ago. Deposit balances of $535.3 million at September 30, 2014, increased by $13.7 million since September 30, 2013. Growth from the prior year included $7.0 million in checking and $6.7 million in savings and time deposit balances.

Mr. Klein said, “We continued to see solid growth in our loan portfolio during the third quarter, primarily as a result of higher residential real estate loan activity. We experienced increased loan volumes across all of our markets, particularly in our lower-share markets of Columbus and Toledo.”

Loan Portfolio ($000’s)	Sep. 2014	Jun. 2014	Mar. 2014	Dec. 2013	Sep. 2013	Variance YOY
Commercial	$90,407	$92,424	$85,701	$85,368	$81,571	$8,836
% of Total	17.9%	18.3%	17.8%	17.9%	17.2%	10.8%
Commercial RE	212,964	215,824	212,502	205,301	209,739	3,225
% of Total	42.1%	42.6%	44.1%	43.0%	44.1%	1.5%
Agriculture	44,162	43,475	39,028	39,210	39,636	4,526
% of Total	8.7%	8.6%	8.1%	8.2%	8.3%	11.4%
Residential RE	107,712	105,054	97,857	99,620	96,477	11,235
% of Total	21.3%	20.8%	20.3%	20.9%	20.3%	11.6%
Consumer & Other	50,679	49,350	46,836	47,804	47,810	2,869
% of Total	10.0%	9.7%	9.7%	10.0%	10.1%	6.0%

Total Loans	$505,924	$506,127	$481,924	$477,303	$475,233	$30,691
Total Growth Percentage						6.5%

Asset Quality

SB Financial continues to improve its asset quality, reporting nonperforming assets of $5.4 million as of September 30, 2014, down $3.4 million, or 38.8 percent, from the year-ago quarter. Already trending better than our key peer metrics, the 0.81 percent of nonperforming assets to total assets was the lowest we have recorded since the first quarter of 2007. Coverage of problem loans by the loan loss allowance was 139 percent at September 30, 2014. This quarter, our delinquency level did rise to 1.2 percent from 0.6 percent in the linked quarter. This increase is driven by one Commercial real estate loan that is in the process of restructure.

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Summary of Nonperforming Assets ($000’s)

Nonperforming Loan Category	Sep. 2014	Jun. 2014	Mar. 2014	Dec. 2013	Sep. 2013
Commercial	$1,397	$1,485	$1,818	$2,316	$2,738
% of Total Commercial loans	1.5%	1.6%	2.1%	2.7%	3.4%
Commercial RE	616	699	753	532	642
% of Total CRE loans	0.3%	0.3%	0.4%	0.3%	0.3%
Residential RE	1,015	1,534	1,555	1,651	1,837
% of Total Res. RE loans	0.9%	1.5%	1.6%	1.7%	1.9%
Consumer & Other	174	288	280	345	363
% of Total Cons. & Other loans	0.3%	0.6%	0.6%	0.7%	0.8%
Total Nonaccruing Loans	3,202	4,006	4,406	4,844	5,580
% of Total Loans	0.6%	0.8%	0.9%	1.0%	1.2%
Accruing Restructured Loans	1,620	1,665	1,793	1,739	1,756
Total Nonaccruing & Restructured Loans	$4,822	$5,671	$6,199	$6,583	$7,336
% of Total Loans	1.0%	1.1%	1.3%	1.4%	1.5%
OREO & Repossessed Vehicles	540	516	615	651	1,430
Total Nonperforming Assets	$5,362	$6,187	$6,814	$7,233	$8,766
% of Total Assets	0.8%	0.9%	1.1%	1.1%	1.4%

Capitalization

Improving capital ratios remains an important focus of management. The tangible equity ratio improved by 50 basis points over the past year and stood at 6.7 percent as of September 30, 2014. All bank regulatory ratios remain in excess of "well-capitalized" levels. At September 30, 2014, State Bank's Total Risk-Based Capital was estimated to be $63.0 million, $21.6 million above the “well-capitalized” level. The Total Risk-Based Capital Ratio is estimated at 12.2 percent.

The Company will hold a related conference call and webcast on October 23, 2014, at 9:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company with two wholly-owned operating subsidiaries: State Bank and RDSI. State Bank provides a full range of financial services for consumers and small businesses, including wealth management, mortgage banking and commercial and agricultural lending, operating through 16 banking centers in seven northwestern Ohio counties and one center in Fort Wayne, Indiana, as well as three loan production offices located in Columbus, Ohio, and Angola, Indiana. RDSI provides item processing services to community banks located primarily in the Midwest. SB Financial’s common stock is listed on the NASDAQ Global Market under the symbol SBFG.

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Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that providing certain non-GAAP financial measures provides investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

###

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SB FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in Thousands)	2014	2014	2014	2013	2013

ASSETS
Cash and due from banks	$21,870	$13,778	$14,860	$13,137	$19,016

Securities available for sale, at fair value	81,148	85,586	93,305	89,793	86,620
Other securities - FRB and FHLB Stock	3,748	3,748	3,748	3,748	3,748
Total investment securities	84,896	89,334	97,053	93,541	90,368

Loans held for sale	6,736	8,290	7,165	3,366	2,407

Loans, net of unearned income	505,924	506,127	481,924	477,303	475,233
Allowance for loan losses	(6,713)	(6,568)	(6,726)	(6,964)	(7,120)
Net loans	499,211	499,559	475,198	470,339	468,113

Premises and equipment, net	13,256	13,281	13,414	12,607	12,719
Cash surrender value of life insurance	13,074	13,059	12,982	12,906	12,826
Goodwill	16,353	16,353	16,353	16,353	16,353
Core deposits and other intangibles	338	393	524	655	784
Foreclosed assets held for sale, net	540	516	615	651	1,430
Mortgage servicing rights	5,720	5,375	5,228	5,180	5,076
Accrued interest receivable	1,853	1,456	1,423	1,281	1,694
Other assets	709	1,106	1,487	1,738	2,626
Total assets	$664,556	$662,500	$646,302	$631,754	$633,412

LIABILITIES AND EQUITY
Deposits
Non interest bearing demand	$90,261	$87,706	$84,265	$81,570	$78,217
Interest bearing demand	119,805	116,765	126,520	119,551	124,860
Savings	61,770	63,199	64,306	61,652	61,899
Money market	96,506	80,288	85,731	79,902	78,406
Time deposits	166,919	176,109	171,897	175,559	178,161
Total deposits	535,261	524,067	532,719	518,234	521,543

Notes payable	7,000	-	-	589	680
Advances from Federal Home Loan Bank	30,000	37,000	14,000	16,000	16,000
Repurchase agreements	17,902	17,246	16,905	14,696	14,836
Trust preferred securities	10,310	20,620	20,620	20,620	20,620
Accrued interest payable	355	655	425	639	448
Other liabilities	3,462	3,902	4,198	4,707	3,748
Total liabilities	604,290	603,490	588,867	575,485	577,875

Equity
Preferred stock	-	-	-	-	-
Common stock	12,569	12,569	12,569	12,569	12,569
Additional paid-in capital	15,418	15,403	15,391	15,412	15,399
Retained earnings	33,075	31,757	30,708	29,899	28,846
Accumulated other comprehensive income	831	908	407	74	415
Treasury stock	(1,627)	(1,627)	(1,640)	(1,685)	(1,692)
Total equity	60,266	59,010	57,435	56,269	55,537

Total liabilities and equity	$664,556	$662,500	$646,302	$631,754	$633,412

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SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except share data)	Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
Interest income	2014	2014	2014	2013	2013	2014	2013
Loans
Taxable	$5,855	$5,654	$5,241	$5,428	$5,649	$16,750	$17,406
Nontaxable	9	13	16	13	14	38	54
Securities
Taxable	279	310	309	313	305	898	931
Nontaxable	178	179	175	181	178	532	522
Total interest income	6,321	6,156	5,741	5,935	6,146	18,218	18,913

Interest expense
Deposits	500	503	498	513	539	1,501	1,718
Repurchase Agreements & Other	6	4	11	14	13	21	44
Federal Home Loan Bank advances	94	71	74	82	83	239	257
Trust preferred securities	371	330	333	330	336	1,034	1,077
Total interest expense	971	908	916	939	971	2,795	3,096

Net interest income	5,350	5,248	4,825	4,996	5,175	15,423	15,817

Provision for loan losses	150	150	-	-	401	300	900

Net interest income after provision for loan losses	5,200	5,098	4,825	4,996	4,774	15,123	14,917

Noninterest income
Wealth Management Fees	670	649	632	689	669	1,951	1,964
Customer service fees	730	665	610	673	659	2,005	1,914
Gain on sale of mtg. loans & OMSR's	1,442	1,211	572	776	1,356	3,225	4,290
Mortgage loan servicing fees, net	287	156	245	241	408	688	1,005
Gain on sale of non-mortgage loans	71	84	23	303	44	178	282
Data service fees	337	322	306	295	333	965	1,205
Net gain on sales of securities	-	56	-	-	28	56	48
Gain/(loss) on sale/disposal of assets	(15)	(15)	(34)	(265)	15	(64)	(219)
Other income	287	167	205	237	198	659	608

Total non-interest income	3,809	3,295	2,559	2,949	3,710	9,663	11,097

Noninterest expense
Salaries and employee benefits	3,435	3,451	3,120	3,027	3,343	10,006	10,470
Net occupancy expense	508	485	573	494	507	1,566	1,561
Equipment expense	616	645	639	651	701	1,900	2,159
Data processing fees	238	249	211	254	189	698	460
Professional fees	435	465	338	443	456	1,238	1,384
Marketing expense	105	170	123	136	135	398	335
Telephone and communication	94	107	112	110	156	313	472
Postage and delivery expense	195	187	204	173	199	586	623
State, local and other taxes	89	95	92	138	140	276	412
Employee expense	122	140	115	154	125	377	403
Intangible amortization expense	55	131	131	129	129	317	435
OREO Impairment	-	-	-	-	-	-	33
Other expenses	996	502	421	490	482	1,918	1,565
Total non-interest expense	6,888	6,627	6,079	6,199	6,562	19,593	20,312

Income before income tax expense	2,121	1,767	1,306	1,746	1,922	5,193	5,702

Income tax expense	607	521	326	522	578	1,454	1,721

Net income	$1,513	$1,245	$980	$1,224	$1,344	$3,738	$3,981

Common share data:
Basic earnings per common share	$0.31	$0.26	$0.20	$0.25	$0.28	$0.77	$0.82
Diluted earnings per common share	$0.31	$0.25	$0.20	$0.25	$0.28	$0.76	$0.82

Average Shares outstanding ($ in thousands):
Basic:	4,875	4,874	4,871	4,870	4,867	4,873	4,865
Diluted:	4,900	4,893	4,894	4,882	4,881	4,896	4,877

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SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share data)	At and For the Three Months Ended					At and For the Nine Months Ended

	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2014	2014	2014	2013	2013	2014	2013

Net interest income	$5,350	5,248	4,825	4,996	5,175	15,423	15,817
Tax-equivalent adjustment	$96	99	98	100	99	294	297
Tax-equivalent net interest income	$5,446	5,347	4,923	5,096	5,274	15,717	16,114
Provision for loan loss	$150	150	-	-	401	300	900
Noninterest income	$3,809	3,295	2,559	2,949	3,710	9,663	11,097
Total revenue, tax-equivalent	$9,255	8,642	7,482	8,045	8,984	25,380	27,211
Noninterest expense	$6,888	6,627	6,079	6,199	6,562	19,593	20,312
Pre provision pretax income	$2,271	1,917	1,306	1,746	2,323	5,493	6,602
Pretax income	$2,121	1,767	1,306	1,746	1,922	5,193	5,702
Net income	$1,513	1,245	980	1,224	1,344	3,738	3,981

PER SHARE INFORMATION:
Basic earnings per share	$0.31	0.26	0.20	0.25	0.28	0.77	0.82
Diluted earnings per share	$0.31	0.25	0.20	0.25	0.28	0.76	0.82
Common dividends	$0.040	0.040	0.035	0.035	0.030	0.115	0.085
Book value per common share	$12.36	12.10	11.78	11.55	11.41	12.36	11.41
Tangible book value per common share	$8.94	8.67	8.32	8.06	7.89	8.94	7.89
Market price per share	$9.05	8.37	8.35	7.88	7.77	9.05	7.77

PERFORMANCE RATIOS:
Return on average assets	0.90%	0.76%	0.61%	0.76%	0.84%	0.75%	0.83%
Return on average common equity	10.14%	8.55%	6.88%	8.75%	9.82%	8.54%	9.78%
Return on avg. tangible common equity	14.09%	12.01%	9.89%	12.71%	14.43%	12.00%	14.36%
Efficiency ratio	74.61%	76.03%	80.55%	76.40%	72.40%	76.84%	73.85%
Earning asset yield	4.29%	4.16%	4.10%	4.31%	4.40%	4.16%	4.54%
Cost of interest bearing liabilities	0.76%	0.72%	0.74%	0.76%	0.79%	0.74%	0.83%
Net interest margin	3.58%	3.53%	3.39%	3.50%	3.65%	3.47%	3.74%
Tax equivalent effect	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Net interest margin - fully tax equivalent basis	3.64%	3.60%	3.46%	3.57%	3.72%	3.54%	3.81%

ASSET QUALITY RATIOS:
Gross charge-offs	$94	330	323	163	307	747	656
Recoveries	$90	21	85	7	13	196	65
Net charge-offs	$4	309	238	156	294	551	591
Nonaccruing loans/ Total loans	0.63%	0.79%	0.91%	1.01%	1.14%	0.63%	1.14%
Nonperforming loans/ Total loans	0.95%	1.12%	1.29%	1.38%	1.51%	0.95%	1.51%
Nonperforming assets/ Loans & OREO	1.06%	1.22%	1.41%	1.51%	1.80%	1.06%	1.80%
Nonperforming assets/ Total assets	0.81%	0.93%	1.05%	1.14%	1.36%	0.81%	1.36%
Allowance for loan loss/ Nonperforming loans	139.22%	115.82%	108.50%	105.80%	99.41%	139.22%	99.41%
Allowance for loan loss/ Total loans	1.33%	1.30%	1.40%	1.46%	1.50%	1.33%	1.50%
Net loan charge-offs/ Average loans (ann.)	N/M	0.25%	0.20%	0.13%	0.25%	0.15%	0.17%
Loan loss provision/ Net charge-offs	N/M	48.54%	0.00%	0.00%	136.39%	54.45%	152.28%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	94.52%	96.58%	90.46%	92.10%	91.12%	94.52%	91.12%
Equity/ Assets	9.07%	8.91%	8.89%	8.91%	8.77%	9.07%	8.77%
Tangible equity/ Tangible assets	6.73%	6.54%	6.44%	6.39%	6.23%	6.73%	6.23%

END OF PERIOD BALANCES
Total loans	$505,924	506,127	481,924	477,303	475,233	505,924	475,233
Total assets	$664,556	662,500	646,302	631,754	633,412	664,556	633,412
Deposits	$535,261	524,067	532,719	518,234	521,543	535,261	521,543
Stockholders equity	$60,266	59,010	57,435	56,269	55,537	60,266	55,537
Intangibles	$16,691	16,746	16,877	17,008	17,137	16,691	17,137
Tangible equity	$43,575	42,264	40,558	39,261	38,400	43,575	38,400
Full-time equivalent employees	195	193	197	200	196	195	196
Period end basic shares outstanding	4,875	4,875	4,874	4,870	4,869	4,875	4,869

AVERAGE BALANCES
Total loans	$512,151	500,167	476,553	479,701	474,349	496,421	466,200
Total earning assets	$598,223	594,256	569,524	571,332	567,787	592,515	563,730
Total assets	$673,213	658,108	646,864	645,148	636,437	664,589	638,667
Deposits	$534,841	531,786	524,145	525,334	516,669	530,314	520,359
Stockholders equity	$59,684	58,276	56,977	55,925	54,758	58,330	54,287
Intangibles	$16,719	16,811	17,347	17,404	17,504	16,827	17,323
Tangible equity	$42,965	41,465	39,630	38,521	37,254	41,503	36,964
Average basic shares outstanding	4,875	4,874	4,871	4,870	4,867	4,873	4,865
Average diluted shares outstanding	4,900	4,893	4,894	4,882	4,881	4,896	4,877

9

SB FINANCIAL GROUP, INC.
Rate Volume Analysis - (Unaudited)
For the Three & Nine Months Ended September 30, 2014 and 2013

($ in Thousands)	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$68,275	279	1.63%	$74,918	305	1.63%
Nontaxable securities	17,797	270	6.06%	18,520	270	5.82%
Federal funds sold	-	-	N/A	-	-	N/A
Loans, net	512,151	5,869	4.58%	474,349	5,670	4.78%
Total earning assets	598,223	6,417	4.29%	567,787	6,245	4.40%
Cash and due from banks	23,672			15,270
Allowance for loan losses	(6,652)			(6,947)
Premises and equipment	13,791			14,461
Other assets	44,179			45,866
Total assets	$673,213			$636,437

Liabilities
Savings and interest bearing demand	$271,848	40	0.06%	$262,166	19	0.03%
Time deposits	172,886	460	1.06%	177,802	520	1.17%
Repurchase agreements & Other	20,639	6	0.12%	13,261	13	0.39%
Advances from Federal Home Loan Bank	30,000	94	1.25%	19,038	83	1.74%
Trust preferred securities	18,043	371	8.22%	20,620	336	6.52%
Total interest bearing liabilities	513,416	971	0.76%	492,887	971	0.79%

Non interest bearing demand	90,107			76,701
Other liabilities	10,006			12,091

Total liabilities	613,529			581,679

Equity	59,684			54,758

Total liabilities and equity	$673,213			$636,437

Net interest income (tax equivalent basis)		$5,446			$5,274

Net interest income as a percent of average interest-earning assets			3.64%			3.72%

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Average		Average	Average		Average
Assets	Balance	Interest	Rate	Balance	Interest	Rate

Taxable securities	$77,134	898	1.55%	$80,553	931	1.54%
Nontaxable securities	18,960	806	5.67%	16,977	791	6.21%
Federal funds sold	-	-	N/A	-	-	N/A
Loans, net	496,421	16,808	4.51%	466,200	17,488	5.00%

Total earning assets	592,515	18,512	4.16%	563,730	19,210	4.54%

Cash and due from banks	21,095			20,307
Allowance for loan losses	(6,804)			(6,924)
Premises and equipment	13,739			14,913
Other assets	44,044			46,641

Total assets	$664,589			$638,667

Liabilities
Savings and interest bearing demand	$270,086	105	0.05%	$262,177	58	0.03%
Time deposits	173,480	1,396	1.07%	181,348	1,660	1.22%
Repurchase agreements & Other	18,457	21	0.15%	12,170	44	0.48%
Advances from Federal Home Loan Bank	22,371	239	1.42%	19,410	257	1.76%
Trust preferred securities	19,589	1,034	7.04%	20,620	1,077	6.96%

Total interest bearing liabilities	503,983	2,795	0.74%	495,725	3,096	0.83%

Non interest bearing demand	86,748			76,834
Other liabilities	15,528			11,821

Total liabilities	606,259			584,380

Equity	58,330			54,287

Total liabilities and equity	$664,589			$638,667

Net interest income (tax equivalent basis)		$15,717			$16,114

Net interest income as a percent of average interest-earning assets			3.54%			3.81%

10

SB FINANCIAL GROUP, INC.
NON-GAAP RECONCILIATION OF INCOME - (Unaudited)

($ in thousands, except share data)

	Three Months Ended		Nine Months Ended
	September	September	September	September
	2014	2013	2014	2013

Tax-equivalent net interest income	5,446	5,274	15,717	16,114

TRUP prepayment - interest expense	94	-	94	-

Adjusted Tax-equivalent net interest income	5,540	5,274	15,811	16,114

Noninterest income	3,809	3,710	9,663	11,097

Total revenue, tax-equivalent	9,349	8,984	25,474	27,211

Noninterest expense	6,888	6,562	19,593	20,312

TRUP prepayment - noninterest expense	331	-	331	-

Adjusted noninterest expense	6,557	6,562	19,262	20,312

Net income	1,513	1,344	3,738	3,981

TRUP prepayment	281	-	281	-

Adjusted net income	1,794	1,344	4,018	3,981

Diluted earnings per share	0.31	0.28	0.76	0.82

TRUP prepayment	0.06	-	0.06	-

Adjusted earnings per share	0.37	0.28	0.82	0.82

Return on average assets	0.90%	0.84%	0.75%	0.83%

TRUP prepayment	0.17%	0.00%	0.17%	0.00%

Adjusted return on average assets	1.07%	0.84%	0.92%	0.83%

11